Financial Supplement

First Quarter 2023

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	9

Segment Financial Highlights	10

Credit-Related Information:
Nonaccrual loans and leases	13
Loans and Leases 90 Days or More Past Due and Accruing	14
Charge-offs, Recoveries, and Related Ratios	15
Summary of Changes in the Components of the Allowance for Credit Losses	17

Capital and Ratios	18

Non-GAAP Financial Measures and Reconciliations	19
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22			1Q22
						$/bps		%	$/bps		%
SELECTED OPERATING DATA
Total revenue	$2,128	$2,200	$2,177	$1,999	$1,645	($72)		(3%)	$483		29%
Noninterest expense	1,296	1,240	1,241	1,305	1,106	56		5	190		17
Profit before provision (benefit) for credit losses	832	960	936	694	539	(128)		(13)	293		54
Provision (benefit) for credit losses	168	132	123	216	3	36		27	165		NM
NET INCOME	511	653	636	364	420	(142)		(22)	91		22
Net income, Underlying[1]	560	685	669	595	476	(125)		(18)	84		18
Net income available to common stockholders	488	621	611	332	396	(133)		(21)	92		23
Net income available to common stockholders, Underlying[1]	537	653	644	563	452	(116)		(18)	85		19
PER COMMON SHARE DATA
Basic earnings	$1.00	$1.26	$1.23	$0.68	$0.94	($0.26)		(21%)	$0.06		6%
Diluted earnings	1.00	1.25	1.23	0.67	0.93	(0.25)		(20)	0.07		8
Basic earnings, Underlying[1]	1.10	1.32	1.30	1.14	1.07	(0.22)		(17)	0.03		3
Diluted earnings, Underlying[1]	1.10	1.32	1.30	1.14	1.07	(0.22)		(17)	0.03		3
Cash dividends declared and paid per common share	0.42	0.42	0.42	0.39	0.39	—		—	0.03		8
Book value per common share	45.84	44.03	42.62	45.02	47.42	1.81		4	(1.58)		(3)
Tangible book value per common share	29.44	27.88	26.62	29.14	30.97	1.56		6	(1.53)		(5)
Dividend payout ratio	42%	33%	34%	57%	41%	900	bps		100	bps
Dividend payout ratio, Underlying[1]	38	32	32	34	36	600	bps		200	bps
COMMON SHARES OUTSTANDING
Average: Basic	485,444,313	493,293,981	495,651,083	491,497,026	422,401,747	(7,849,668)		(2%)	63,042,566		15%
Diluted	487,712,146	495,478,398	497,477,501	493,296,114	424,670,871	(7,766,252)		(2)	63,041,275		15
Common shares at period-end	483,982,264	492,282,158	495,843,793	495,650,259	423,031,985	(8,299,894)		(2)	60,950,279		14
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22			1Q22
						$/bps		%	$/bps		%
FINANCIAL RATIOS
Net interest margin	3.29%	3.29%	3.24%	3.04%	2.75%	—	bps		54	bps
Net interest margin, FTE[1]	3.30	3.30	3.25	3.04	2.75	—			55
Return on average common equity	9.11	11.56	10.91	5.95	7.65	(245)			146
Return on average common equity, Underlying[2]	10.01	12.15	11.52	10.06	8.75	(214)			126
Return on average tangible common equity	14.38	18.46	16.96	9.13	11.36	(408)			302
Return on average tangible common equity, Underlying[2]	15.80	19.40	17.91	15.45	12.99	(360)			281
Return on average total assets	0.93	1.15	1.12	0.66	0.90	(22)			3
Return on average total assets, Underlying[2]	1.02	1.21	1.18	1.08	1.03	(19)			(1)
Return on average total tangible assets	0.97	1.19	1.16	0.69	0.94	(22)			3
Return on average total tangible assets, Underlying[2]	1.06	1.25	1.22	1.12	1.06	(19)			—
Effective income tax rate	22.97	21.16	21.80	23.77	21.70	181			127
Effective income tax rate, Underlying[2]	23.25	21.37	22.00	23.69	21.70	188			155
Efficiency ratio	60.90	56.36	57.02	65.27	67.23	454			(633)
Efficiency ratio, Underlying[2]	57.84	54.42	54.90	58.16	64.28	342			(644)
Noninterest income as a % of total revenue	22.81	22.92	23.54	24.72	30.26	(11)			(745)
Noninterest income as a % of total revenue, Underlying[2]	22.81	22.92	23.54	25.88	30.26	(11)			(745)
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	10.0%	10.0%	9.8%	9.6%	9.7%
Tier 1 capital ratio	11.1	11.1	10.9	10.6	10.9
Total capital ratio	12.9	12.8	12.6	12.3	12.5
Tier 1 leverage ratio	9.4	9.3	9.2	9.3	9.6
Tangible common equity ratio	6.6	6.3	6.1	6.6	7.1
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	89.83%	86.69%	87.44%	87.28%	82.70%	314	bps		713	bps
Loan-to-deposit ratio (average balances)	89.76	87.74	88.32	87.24	83.28	202	bps		648	bps
Full-time equivalent colleagues (period-end)	18,547	18,889	19,235	19,583	17,843	(342)		(2)	704		4
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
INTEREST INCOME
Interest and fees on loans and leases	$2,047	$1,893	$1,657	$1,370	$1,048	$154	8%	$999	95%
Interest and fees on loans held for sale	15	16	18	17	16	(1)	(6)	(1)	(6)
Interest and fees on other loans held for sale	5	10	15	25	7	(5)	(50)	(2)	(29)
Investment securities	266	258	243	201	138	8	3	128	93
Interest-bearing deposits in banks	69	75	36	13	4	(6)	(8)	65	NM
Total interest income	2,402	2,252	1,969	1,626	1,213	150	7	1,189	98
INTEREST EXPENSE
Deposits	550	396	176	54	25	154	39	525	NM
Short-term borrowed funds	6	2	11	10	—	4	200	6	100
Long-term borrowed funds	203	159	117	57	41	44	28	162	NM
Total interest expense	759	557	304	121	66	202	36	693	NM
Net interest income	1,643	1,695	1,665	1,505	1,147	(52)	(3)	496	43
NONINTEREST INCOME
Service charges and fees	100	105	109	108	98	(5)	(5)	2	2
Capital markets fees	83	98	89	88	93	(15)	(15)	(10)	(11)
Card fees	72	71	71	71	60	1	1	12	20
Mortgage banking fees	57	54	66	72	69	3	6	(12)	(17)
Trust and investment services fees	63	61	61	66	61	2	3	2	3
Foreign exchange and derivative products	48	35	42	60	51	13	37	(3)	(6)
Letter of credit and loan fees	40	41	40	40	38	(1)	(2)	2	5
Securities gains, net	5	4	—	1	4	1	25	1	25
Other income	17	36	34	(12)	24	(19)	(53)	(7)	(29)
Total noninterest income	485	505	512	494	498	(20)	(4)	(13)	(3)
TOTAL REVENUE	2,128	2,200	2,177	1,999	1,645	(72)	(3)	483	29
Provision (benefit) for credit losses	168	132	123	216	3	36	27	165	NM
NONINTEREST EXPENSE
Salaries and employee benefits	658	633	639	683	594	25	4	64	11
Outside services	176	170	172	189	169	6	4	7	4
Equipment and software	169	170	159	169	150	(1)	(1)	19	13
Occupancy	124	110	106	111	83	14	13	41	49
Other operating expense	169	157	165	153	110	12	8	59	54
Total noninterest expense	1,296	1,240	1,241	1,305	1,106	56	5	190	17
Income before income tax expense	664	828	813	478	536	(164)	(20)	128	24
Income tax expense	153	175	177	114	116	(22)	(13)	37	32
Net income	$511	$653	$636	$364	$420	($142)	(22%)	$91	22%
Net income, Underlying[1]	$560	$685	$669	$595	$476	($125)	(18%)	$84	18%
Net income available to common stockholders	$488	$621	$611	$332	$396	($133)	(21%)	$92	23%
Net income available to common stockholders, Underlying[1]	$537	$653	$644	$563	$452	($116)	(18%)	$85	19%

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2023 CHANGE
	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2022	December 31, 2022		March 31, 2022
						$	%	$	%
ASSETS
Cash and due from banks	$1,283	$1,489	$1,235	$1,456	$1,223	($206)	(14%)	$60	5%
Interest-bearing cash and due from banks	6,691	9,058	6,925	5,058	8,713	(2,367)	(26)	(2,022)	(23)
Interest-bearing deposits in banks	320	303	261	469	685	17	6	(365)	(53)
Debt securities available for sale, at fair value	23,845	24,007	23,478	24,961	25,319	(162)	(1)	(1,474)	(6)
Debt securities held to maturity	9,677	9,834	10,071	9,567	2,056	(157)	(2)	7,621	NM
Loans held for sale, at fair value	855	774	1,048	1,377	1,717	81	10	(862)	(50)
Other loans held for sale	1,000	208	914	2,078	99	792	NM	901	NM
Loans and leases	154,688	156,662	156,140	156,172	131,305	(1,974)	(1)	23,383	18
Less: Allowance for loan and lease losses	(2,017)	(1,983)	(1,980)	(1,964)	(1,720)	(34)	2	(297)	17
Net loans and leases	152,671	154,679	154,160	154,208	129,585	(2,008)	(1)	23,086	18
Derivative assets	569	842	1,352	1,669	1,675	(273)	(32)	(1,106)	(66)
Premises and equipment	866	844	827	885	793	22	3	73	9
Bank-owned life insurance	3,244	3,236	3,222	3,207	2,960	8	—	284	10
Goodwill	8,177	8,173	8,160	8,081	7,232	4	—	945	13
Other intangible assets	185	197	199	211	115	(12)	(6)	70	61
Other assets	12,873	13,089	12,832	13,485	9,925	(216)	(2)	2,948	30
TOTAL ASSETS	$222,256	$226,733	$224,684	$226,712	$192,097	($4,477)	(2%)	$30,159	16%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$44,326	$49,283	$51,888	$54,169	$50,113	($4,957)	(10%)	($5,787)	(12%)
Interest-bearing	127,868	131,441	126,678	124,756	108,663	(3,573)	(3)	19,205	18
Total deposits	172,194	180,724	178,566	178,925	158,776	(8,530)	(5)	13,418	8
Short-term borrowed funds	1,018	3	263	3,763	25	1,015	NM	993	NM
Derivative liabilities	1,704	1,909	2,227	1,004	635	(205)	(11)	1,069	168
Long-term borrowed funds:
FHLB advances	11,779	8,519	9,519	8,269	20	3,260	38	11,759	NM
Senior debt	5,263	5,555	4,954	4,176	4,290	(292)	(5)	973	23
Subordinated debt and other debt	1,813	1,813	1,813	1,995	1,584	—	—	229	14
Total long-term borrowed funds	18,855	15,887	16,286	14,440	5,894	2,968	19	12,961	220
Other liabilities	4,284	4,520	4,196	4,252	4,693	(236)	(5)	(409)	(9)
TOTAL LIABILITIES	198,055	203,043	201,538	202,384	170,023	(4,988)	(2)	28,032	16
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	2,014	2,014	2,014	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	22,183	22,142	22,121	22,100	19,021	41	—	3,162	17
Retained earnings	9,416	9,159	8,748	8,346	8,209	257	3	1,207	15
Treasury stock, at cost	(5,475)	(5,071)	(4,920)	(4,920)	(4,918)	(404)	(8)	(557)	(11)
Accumulated other comprehensive income (loss)	(3,943)	(4,560)	(4,823)	(3,218)	(2,258)	617	14	(1,685)	(75)
TOTAL STOCKHOLDERS' EQUITY	24,201	23,690	23,146	24,328	22,074	511	2	2,127	10
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$222,256	$226,733	$224,684	$226,712	$192,097	($4,477)	(2%)	$30,159	16%
Memo: Total tangible common equity	$14,247	$13,728	$13,197	$14,444	$13,100	$519	4%	$1,147	9%

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					MARCH 31, 2023 CHANGE
	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2022		March 31, 2022
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$50,450	$51,836	$50,989	$51,801	$45,724	($1,386)	(3%)	$4,726	10%
Commercial real estate	28,999	28,865	28,681	28,070	14,268	134	—	14,731	103
Leases	1,417	1,479	1,444	1,574	1,529	(62)	(4)	(112)	(7)
Total commercial	80,866	82,180	81,114	81,445	61,521	(1,314)	(2)	19,345	31
Residential mortgages	30,362	29,921	29,548	29,088	24,211	441	1	6,151	25
Home equity	14,135	14,043	13,684	13,122	12,264	92	1	1,871	15
Automobile	11,535	12,292	13,155	13,868	14,439	(757)	(6)	(2,904)	(20)
Education	12,634	12,808	13,094	13,141	13,306	(174)	(1)	(672)	(5)
Other retail	5,156	5,418	5,545	5,508	5,564	(262)	(5)	(408)	(7)
Total retail	73,822	74,482	75,026	74,727	69,784	(660)	(1)	4,038	6
Total loans and leases	$154,688	$156,662	$156,140	$156,172	$131,305	($1,974)	(1%)	$23,383	18%
Loans held for sale, at fair value	855	774	1,048	1,377	1,717	81	10	(862)	(50)
Other loans held for sale	1,000	208	914	2,078	99	792	NM	901	NM
Loans and leases and loans held for sale	$156,543	$157,644	$158,102	$159,627	$133,121	($1,101)	(1%)	$23,422	18%

DEPOSITS
Demand	$44,326	$49,283	$51,888	$54,169	$50,113	($4,957)	(10%)	($5,787)	(12%)
Money market	48,905	49,905	49,081	48,063	45,342	(1,000)	(2)	3,563	8
Checking with interest	34,496	39,721	38,040	39,611	32,417	(5,225)	(13)	2,079	6
Savings	29,789	29,805	29,882	27,959	26,104	(16)	—	3,685	14
Term	14,678	12,010	9,675	9,123	4,800	2,668	22	9,878	206
Total deposits	$172,194	$180,724	$178,566	$178,925	$158,776	($8,530)	(5%)	$13,418	8%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS									1Q23 Change
	1Q23			4Q22			1Q22			4Q22			1Q22
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$5,899	$69	4.65%	$6,915	$75	4.22%	$8,055	$4	0.21%	($1,016)	($6)	43 bps	($2,156)	$65	444 bps
Taxable investment securities	38,953	266	2.74	38,770	258	2.66	29,245	138	1.88	183	8	8	9,708	128	86
Non-taxable investment securities	2	—	2.68	2	—	2.39	2	—	2.60	—	—	29	—	—	8
Total investment securities	38,955	266	2.74	38,772	258	2.66	29,247	138	1.88	183	8	8	9,708	128	86
Commercial and industrial	51,993	735	5.66	52,311	652	4.89	44,947	328	2.91	(318)	83	77	7,046	407	275
Commercial real estate	28,892	416	5.75	28,735	382	5.19	14,066	90	2.57	157	34	56	14,826	326	318
Leases	1,436	12	3.33	1,422	12	3.25	1,560	11	2.81	14	—	8	(124)	1	52
Total commercial	82,321	1,163	5.65	82,468	1,046	4.97	60,573	429	2.83	(147)	117	68	21,748	734	282
Residential mortgages	30,075	250	3.33	29,677	246	3.32	23,461	169	2.88	398	4	1	6,614	81	45
Home equity	14,073	240	6.92	13,869	204	5.84	12,124	90	3.02	204	36	108	1,949	150	390
Automobile	11,937	119	4.04	12,692	125	3.90	14,534	127	3.55	(755)	(6)	14	(2,597)	(8)	49
Education	12,796	154	4.88	12,929	148	4.54	13,034	131	4.07	(133)	6	34	(238)	23	81
Other retail	5,290	121	9.25	5,464	124	9.02	5,428	102	7.63	(174)	(3)	23	(138)	19	162
Total retail	74,171	884	4.81	74,631	847	4.52	68,581	619	3.65	(460)	37	29	5,590	265	116
Total loans and leases	156,492	2,047	5.25	157,099	1,893	4.75	129,154	1,048	3.26	(607)	154	50	27,338	999	199
Loans held for sale, at fair value	1,009	15	5.87	1,179	16	5.32	2,366	16	2.70	(170)	(1)	55	(1,357)	(1)	317
Other loans held for sale	197	5	9.98	557	10	6.70	454	7	5.89	(360)	(5)	328	(257)	(2)	409
Total interest-earning assets	202,552	2,402	4.76	204,522	2,252	4.35	169,276	1,213	2.88	(1,970)	150	41	33,276	1,189	188
Noninterest-earning assets	20,159			20,448			19,041			(289)			1,118
TOTAL ASSETS	$222,711			$224,970			$188,317			($2,259)			$34,394
INTEREST-BEARING LIABILITIES
Checking with interest	$35,974	97	1.09	$36,952	77	0.82	$30,417	5	0.07	($978)	20	27	$5,557	$92	102
Money market	49,942	287	2.33	50,228	208	1.65	47,220	12	0.10	(286)	79	68	2,722	275	223
Regular savings	29,460	79	1.09	29,780	58	0.78	23,835	5	0.08	(320)	21	31	5,625	74	101
Term	12,839	87	2.72	11,378	53	1.83	4,970	3	0.29	1,461	34	89	7,869	84	243
Total interest-bearing deposits	128,215	550	1.74	128,338	396	1.23	106,442	25	0.10	(123)	154	51	21,773	525	164
Short-term borrowed funds	542	6	4.97	262	2	3.83	29	—	3.50	280	4	114	513	6	147
FHLB advances	10,362	121	4.68	8,818	82	3.67	20	—	0.81	1,544	39	101	10,342	121	387
Senior debt	5,606	61	4.39	5,397	55	4.05	4,461	24	2.12	209	6	34	1,145	37	227
Subordinated debt and other debt	1,812	21	4.37	1,812	22	4.59	1,585	17	4.21	—	(1)	(22)	227	4	16
Total long-term borrowed funds	17,780	203	4.55	16,027	159	3.91	6,066	41	2.66	1,753	44	64	11,714	162	189
Total borrowed funds	18,322	209	4.57	16,289	161	3.90	6,095	41	2.66	2,033	48	67	12,227	168	191
Total interest-bearing liabilities	146,537	759	2.09	144,627	557	1.53	112,537	66	0.23	1,910	202	56	34,000	693	186
Demand deposits	46,135			50,706			48,641			(4,571)			(2,506)
Other noninterest-bearing liabilities	6,323			6,347			4,144			(24)			2,179
TOTAL LIABILITIES	198,995			201,680			165,322			(2,685)			33,673
STOCKHOLDERS' EQUITY	23,716			23,290			22,995			426			721
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$222,711			$224,970			$188,317			($2,259)			$34,394
INTEREST RATE SPREAD			2.67%			2.82%			2.65%			(15)			2
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,643	3.29%		$1,695	3.29%		$1,147	2.75%		($52)	—		$496	54
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,647	3.30%		$1,699	3.30%		$1,149	2.75%		($52)	—		$498	55
Memo: Total deposits (interest-bearing and demand)	$174,350	$550	1.28%	$179,044	$396	0.88%	$155,083	$25	0.07%	($4,694)	$154	40 bps	$19,267	$525	121 bps

1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(in millions, except ratio data)

QUARTERLY TRENDS
1Q23 Change
1Q23	4Q22	3Q22	2Q22	1Q22	4Q22	1Q22
$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$18	$12	$19	$22	$31	$6	50%	($13)	(42%)
Mortgage servicing revenue	37	40	40	39	28	(3)	(8)	9	32
MSR valuation changes, net of hedge impact	2	2	7	11	10	—	—	(8)	(80)
Total mortgage banking fees	$57	$54	$66	$72	$69	$3	6%	($12)	(17%)

Pull-through adjusted locks	$2,078	$1,665	$2,979	$3,833	$4,936	$413	25%	($2,858)	(58%)

Production revenue as a percentage of Pull-through adjusted locks	0.90%	0.72%	0.64%	0.57%	0.63%	18	bps	27	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$1,011	$1,103	$1,799	$2,774	$3,275	($92)	(8%)	($2,264)	(69%)
Third Party	1,333	1,652	2,642	3,624	4,101	(319)	(19)	(2,768)	(67)
Total	$2,344	$2,755	$4,441	$6,398	$7,376	($411)	(15%)	(5,032)	(68%)

Originated for sale	$1,651	$2,044	$3,212	$4,296	$5,521	($393)	(19%)	($3,870)	(70%)
Originated for investment	693	711	1,229	2,102	1,855	(18)	(3)	(1,162)	(63)
Total	$2,344	$2,755	$4,441	$6,398	$7,376	($411)	(15%)	($5,032)	(68%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$96,346	$96,698	$96,415	$95,489	$92,804	($352)	—%	$3,542	4%
Owned loans serviced	30,827	30,135	30,081	29,893	25,283	692	2	5,544	22
Total	$127,173	$126,833	$126,496	$125,382	$118,087	$340	—%	$9,086	8%

MSR at fair value	$1,496	$1,530	$1,524	$1,411	$1,241	($34)	(2%)	$255	21%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS
CONSUMER BANKING						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22			1Q22
						$/bps		%	$/bps		%
Net interest income	$1,096	$1,106	$1,085	$995	$857	($10)		(1%)	$239		28%
Noninterest income	256	256	270	280	257	—		—	(1)		—
Total revenue	1,352	1,362	1,355	1,275	1,114	(10)		(1)	238		21
Noninterest expense	889	863	863	881	784	26		3	105		13
Profit before provision (benefit) for credit losses	463	499	492	394	330	(36)		(7)	133		40
Net charge-offs	83	76	62	39	49	7		9	34		69
Income before income tax expense	380	423	430	355	281	(43)		(10)	99		35
Income tax expense	99	108	111	90	72	(9)		(8)	27		38
Net income	$281	$315	$319	$265	$209	($34)		(11%)	$72		34%
AVERAGE BALANCES
Total assets	$87,558	$88,440	$89,560	$88,881	$77,551	($882)		(1%)	$10,007		13%
Total loans and leases[1]	81,190	82,302	83,373	83,248	73,233	(1,112)		(1)	7,957		11
Deposits	115,578	117,164	117,448	118,482	104,663	(1,586)		(1)	10,915		10
Interest-earning assets	81,871	83,021	84,122	84,026	74,052	(1,150)		(1)	7,819		11
KEY METRICS
Net interest margin	5.44%	5.28%	5.12%	4.75%	4.69%	16	bps		75	bps
Efficiency ratio	65.81	63.38	63.76	69.06	70.38	243	bps		(457)	bps
Loan-to-deposit ratio (period-end balances)	69.40	68.55	67.38	69.04	66.23	85	bps		317	bps
Loan-to-deposit ratio (average balances)	69.77	69.38	69.63	68.60	68.04	39	bps		173	bps
Return on average total tangible assets	1.31	1.42	1.43	1.20	1.10	(11)	bps		21	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS
COMMERCIAL BANKING						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22			1Q22
						$/bps		%	$/bps		%
Net interest income	$597	$594	$559	$534	$416	$3		1%	$181		44%
Noninterest income	201	198	213	221	213	3		2	(12)		(6)
Total revenue	798	792	772	755	629	6		1	169		27
Noninterest expense	331	318	325	308	272	13		4	59		22
Profit before provision (benefit) for credit losses	467	474	447	447	357	(7)		(1)	110		31
Net charge-offs	47	12	12	10	12	35		NM	35		NM
Income before income tax expense	420	462	435	437	345	(42)		(9)	75		22
Income tax expense	101	104	101	96	74	(3)		(3)	27		36
Net income	$319	$358	$334	$341	$271	($39)		(11%)	$48		18%
AVERAGE BALANCES
Total assets	$78,891	$79,591	$80,067	$78,638	$61,118	($700)		(1%)	$17,773		29%
Total loans and leases[1]	75,734	75,773	75,767	74,172	58,007	(39)		—	17,727		31
Deposits	48,966	52,303	51,095	51,575	44,520	(3,337)		(6)	4,446		10
Interest-earning assets	76,130	76,097	76,025	74,422	58,312	33		—	17,818		31
KEY METRICS
Net interest margin	3.18%	3.10%	2.91%	2.88%	2.89%	8	bps		29	bps
Efficiency ratio	41.47	40.18	42.04	40.78	43.32	129	bps		(185)	bps
Loan-to-deposit ratio (period-end balances)	162.54	141.44	142.25	142.31	132.70	2,110	bps		2,984	bps
Loan-to-deposit ratio (average balances)	153.33	143.49	145.57	139.31	128.49	984	bps		2,484	bps
Return on average total tangible assets	1.66	1.80	1.68	1.75	1.81	(14)	bps		(15)	bps
1Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

	QUARTERLY TRENDS
OTHER[1]						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
Net interest income	($50)	($5)	$21	($24)	($126)	($45)	NM	$76	60%
Noninterest income	28	51	29	(7)	28	(23)	(45)	—	—
Total revenue	(22)	46	50	(31)	(98)	(68)	NM	76	78
Noninterest expense	76	59	53	116	50	17	29	26	52
Loss before provision (benefit) for credit losses	(98)	(13)	(3)	(147)	(148)	(85)	NM	50	34
Provision (benefit) for credit losses	38	44	49	167	(58)	(6)	(14)	96	NM
Loss before income tax benefit	(136)	(57)	(52)	(314)	(90)	(79)	(139)	(46)	(51)
Income tax benefit	(47)	(37)	(35)	(72)	(30)	(10)	(27)	(17)	(57)
Net loss	($89)	($20)	($17)	($242)	($60)	($69)	NM	($29)	(48)
AVERAGE BALANCES
Total assets	$56,262	$56,939	$55,846	$53,448	$49,648	($677)	(1%)	$6,614	13%
Total loans and leases[2]	773	760	724	724	735	13	2	38	5
Deposits	9,806	9,577	9,075	6,305	5,900	229	2	3,906	66
Interest-earning assets	44,550	45,405	43,428	40,228	36,913	(855)	(2)	7,637	21
1Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer or Commercial Banking segments as well as treasury and community development.
2Includes loans held for sale.

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					MARCH 31, 2023 CHANGE
	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2022			March 31, 2022
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$297	$249	$234	$202	$200	$48		19%	$97		49%
Commercial real estate	140	103	37	37	11	37		36	129		NM
Leases	—	—	—	—	1	—		—	(1)		(100)
Total commercial	437	352	271	239	212	85		24	225		106
Residential mortgages[1]	216	234	236	253	243	(18)		(8)	(27)		(11)
Home equity	240	241	235	240	239	(1)		—	1		—
Automobile	50	56	52	50	52	(6)		(11)	(2)		(4)
Education	23	33	33	31	23	(10)		(30)	—		—
Other retail	30	28	25	26	20	2		7	10		50
Total retail	559	592	581	600	577	(33)		(6)	(18)		(3)
Nonaccrual loans and leases	996	944	852	839	789	52		6	207		26
Repossessed assets	14	16	16	15	15	(2)		(13)	(1)		(7)
Nonaccrual loans and leases and repossessed assets	$1,010	$960	$868	$854	$804	$50		5%	$206		26%
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]
Commercial	$437	$352	$271	$239	$212	$85		24%	$225		106%
Retail	573	608	597	615	592	(35)		(6)	(19)		(3)
Total nonaccrual loans and leases	$1,010	$960	$868	$854	$804	$50		5%	$206		26%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.30%	1.27%	1.27%	1.26%	1.31%	3	bps		(1)	bps
Allowance for credit losses to loans and leases	1.47	1.43	1.41	1.37	1.43	4			4
Allowance for loan and lease losses to nonaccrual loans and leases	203	210	232	234	218	(7%)			(15%)
Allowance for credit losses to nonaccrual loans and leases	229	237	258	256	238	(8%)			(9%)
Nonaccrual loans and leases to loans and leases	0.64	0.60	0.55	0.54	0.60	4	bps		4	bps
1Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
2Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	AS OF					MARCH 31, 2023 CHANGE
	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2022		March 31, 2022
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$21	$21	$13	$39	$13	$—	—%	$8	62%
Commercial real estate	63	1	2	33	—	62	NM	63	100
Leases	—	—	—	—	5	—	—	(5)	(100)
Total commercial	84	22	15	72	18	62	NM	66	NM
Residential mortgages[1]	314	319	425	623	792	(5)	(2)	(478)	(60)
Education	3	4	4	3	2	(1)	(25)	1	50
Other retail	23	22	18	14	14	1	5	9	64
Total retail	340	345	447	640	808	(5)	(1)	(468)	(58)
Total loans and leases	$424	$367	$462	$712	$826	$57	16%	($402)	(49%)

1 90+ days past due and accruing includes $309 million, $316 million, $425 million, $623 million, and $792 million of loans fully or partially guaranteed by the FHA, VA, and USDA for March 31, 2023, December 31, 2022, September 30, 2022, June 30, 2022 and March 31, 2022, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$55	$21	$20	$13	$14	$34	162%	$41	NM
Commercial real estate	4	—	2	—	—	4	100	4	100
Leases	—	—	—	—	—	—	—	—	—
Total commercial	59	21	22	13	14	38	181	45	NM
Residential mortgages	1	1	1	1	2	—	—	(1)	(50)
Home equity	2	2	3	2	2	—	—	—	—
Automobile	30	27	24	21	21	3	11	9	43
Education	23	24	18	16	20	(1)	(4)	3	15
Other retail	56	51	48	38	42	5	10	14	33
Total retail	112	105	94	78	87	7	7	25	29
Total gross charge-offs	$171	$126	$116	$91	$101	$45	36%	$70	69%
GROSS RECOVERIES
Commercial and industrial	$3	$5	$6	$3	$3	($2)	(40%)	$—	—%
Commercial real estate	1	—	1	—	—	1	100	1	100
Leases	3	—	—	—	—	3	100	3	100
Total commercial	7	5	7	3	3	2	40	4	133
Residential mortgages	—	1	1	2	2	(1)	(100)	(2)	(100)
Home equity	5	6	9	11	11	(1)	(17)	(6)	(55)
Automobile	15	14	13	15	15	1	7	—	—
Education	5	5	5	5	4	—	—	1	25
Other retail	6	7	7	6	7	(1)	(14)	(1)	(14)
Total retail	31	33	35	39	39	(2)	(6)	(8)	(21)
Total gross recoveries	$38	$38	$42	$42	$42	$—	—%	($4)	(10%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$52	$16	$14	$10	$11	$36	225%	$41	NM
Commercial real estate	3	—	1	—	—	3	100	3	100
Leases	(3)	—	—	—	—	(3)	(100)	(3)	(100)
Total commercial	52	16	15	10	11	36	225	41	NM
Residential mortgages	1	—	—	(1)	—	1	100	1	100
Home equity	(3)	(4)	(6)	(9)	(9)	1	25	6	67
Automobile	15	13	11	6	6	2	15	9	150
Education	18	19	13	11	16	(1)	(5)	2	13
Other retail	50	44	41	32	35	6	14	15	43
Total retail	81	72	59	39	48	9	13	33	69
Total net charge-offs	$133	$88	$74	$49	$59	$45	51%	$74	125%

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22			1Q22
						$/bps		%	$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.40%	0.12%	0.11%	0.08%	0.10%	28	bps		30	bps
Commercial real estate	0.05	—	0.01	—	—	5			5
Leases	(0.85)	(0.06)	(0.11)	(0.05)	0.10	(79)			(95)
Total commercial	0.26	0.07	0.07	0.05	0.08	19			18
Residential mortgages	0.01	—	0.01	(0.01)	—	1			1
Home equity	(0.07)	(0.12)	(0.17)	(0.27)	(0.32)	5			25
Automobile	0.51	0.42	0.31	0.16	0.18	9			33
Education	0.57	0.59	0.38	0.34	0.49	(2)			8
Other retail	3.81	3.21	3.02	2.25	2.61	60			120
Total retail	0.44	0.39	0.32	0.21	0.28	5			16
Total loans and leases	0.34%	0.22%	0.19%	0.13%	0.19%	12	bps		15	bps
Memo: Average loans
Commercial and industrial	$51,993	$52,311	$52,130	$50,517	$44,947	($318)		(1%)	$7,046		16%
Commercial real estate	28,892	28,735	28,388	27,592	14,066	157		1	14,826		105
Leases	1,436	1,422	1,529	1,575	1,560	14		1	(124)		(8)
Total commercial	82,321	82,468	82,047	79,684	60,573	(147)		—	21,748		36
Residential mortgages	30,075	29,677	29,327	28,486	23,461	398		1	6,614		28
Home equity	14,073	13,869	13,400	12,811	12,124	204		1	1,949		16
Automobile	11,937	12,692	13,540	14,172	14,534	(755)		(6)	(2,597)		(18)
Education	12,796	12,929	13,081	13,144	13,034	(133)		(1)	(238)		(2)
Other retail	5,290	5,464	5,484	5,557	5,428	(174)		(3)	(138)		(3)
Total retail	74,171	74,631	74,832	74,170	68,581	(460)		(1)	5,590		8
Total loans and leases	$156,492	$157,099	$156,879	$153,854	$129,154	($607)		—%	$27,338		21%

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,983	$1,980	$1,964	$1,720	$1,758	$3	—%	$225	13%
Allowance on PCD loans and leases at acquisition:
Commercial	—	—	—	99	—	—	—	—	—
Retail	—	—	—	2	—	—	—	—	—
Total Allowance on PCD loans and leases at acquisition	—	—	—	101	—	—	—	—	—
Charge-offs:
Commercial	59	21	22	13	14	38	181	45	NM
Retail	112	105	94	78	87	7	7	25	29
Total charge-offs	171	126	116	91	101	45	36	70	69
Recoveries:
Commercial	7	5	7	3	3	2	40	4	133
Retail	31	33	35	39	39	(2)	(6)	(8)	(21)
Total recoveries	38	38	42	42	42	—	—	(4)	(10)
Net charge-offs	133	88	74	49	59	45	51	74	125
Provision (benefit) for loan and lease losses:
Commercial	103	46	58	120	(32)	57	124	135	NM
Retail	64	45	32	72	53	19	42	11	21
Total provision (benefit) for loan and lease losses	167	91	90	192	21	76	84	146	NM
Allowance for loan and lease losses - ending	$2,017	$1,983	$1,980	$1,964	$1,720	$34	2%	$297	17%

Allowance for unfunded lending commitments - beginning	$257	$216	$183	$158	$176	$41	19%	$81	46%
Allowance on PCD unfunded lending commitments at acquisition	—	—	—	1	—	—	—%	—	—
Provision (benefit) for unfunded lending commitments	1	41	33	24	(18)	(40)	(98%)	19	NM
Allowance for unfunded lending commitments - ending	$258	$257	$216	$183	$158	$1	—%	$100	63
Total allowance for credit losses - ending	$2,275	$2,240	$2,196	$2,147	$1,878	$35	2%	$397	21%

Memo: Total allowance for credit losses by product
Commercial	$1,326	$1,267	$1,202	$1,153	$925	$59	5%	$401	43%
Retail	949	973	994	994	953	(24)	(2)	(4)	—
Total allowance for credit losses	$2,275	$2,240	$2,196	$2,147	$1,878	$35	2%	$397	21%

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF
						MARCH 31, 2023 CHANGE
	Mar 31, 2023	Dec 31, 2022	Sept 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2022		March 31, 2022
						$	%	$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,370	$18,574	$18,304	$17,946	$15,643	($204)	(1%)	$2,727	17%
Tier 1 capital	20,384	20,588	20,318	19,960	17,657	(204)	(1)	2,727	15
Total capital	23,720	23,755	23,516	23,184	20,301	(35)	—	3,419	17
Risk-weighted assets	183,246	185,224	187,201	187,727	161,859	(1,978)	(1)	21,387	13
Adjusted average assets[1]	217,998	220,779	220,076	215,727	183,089	(2,781)	(1)	34,909	19
CET1 capital ratio	10.0%	10.0%	9.8%	9.6%	9.7%
Tier 1 capital ratio	11.1	11.1	10.9	10.6	10.9
Total capital ratio	12.9	12.8	12.6	12.3	12.5
Tier 1 leverage ratio	9.4	9.3	9.2	9.3	9.6
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$22,187	$21,676	$21,132	$22,314	$20,060	$511	2%	$2,127	11%
Less: Goodwill	8,177	8,173	8,160	8,081	7,232	4	—	945	13
Less: Other intangible assets	185	197	199	211	115	(12)	(6)	70	61
Add: Deferred tax liabilities[2]	422	422	424	422	387	—	—	35	9
Total tangible common equity	$14,247	$13,728	$13,197	$14,444	$13,100	$519	4%	$1,147	9%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$21,702	$21,276	$22,246	$22,383	$20,981	$426	2%	$721	3%
Less: Goodwill	8,177	8,171	8,131	8,015	7,156	6	—	1,021	14
Less: Other intangible assets	192	199	228	213	80	(7)	(4)	112	140
Add: Deferred tax liabilities[2]	422	424	424	416	383	(2)	—	39	10
Total tangible common equity	$13,755	$13,330	$14,311	$14,571	$14,128	$425	3%	($373)	(3%)
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,177	$8,173	$8,160	$8,081	$7,232	$4	—%	$945	13%
Other intangible assets	185	197	199	211	115	(12)	(6)	70	61
Total intangible assets	$8,362	$8,370	$8,359	$8,292	$7,347	($8)	—%	$1,015	14%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q23 Change
		1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
							$	%	$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$485	$505	$512	$494	$498	($20)	(4%)	($13)	(3%)
Less: Notable items		—	—	—	(31)	—	—	—	—	—
Noninterest income, Underlying (non-GAAP)	B	$485	$505	$512	$525	$498	($20)	(4%)	($13)	(3%)
Total revenue, Underlying:
Total revenue (GAAP)	C	$2,128	$2,200	$2,177	$1,999	$1,645	($72)	(3%)	$483	29%
Less: Notable items		—	—	—	(31)	—	—	—	—	—
Total revenue, Underlying (non-GAAP)	D	$2,128	$2,200	$2,177	$2,030	$1,645	($72)	(3%)	$483	29%
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,296	$1,240	$1,241	$1,305	$1,106	$56	5%	$190	17%
Less: Notable items		66	43	46	125	48	23	53	18	38
Noninterest expense, Underlying (non-GAAP)	F	$1,230	$1,197	$1,195	$1,180	$1,058	$33	3%	$172	16%
Pre-provision profit:
Total revenue (GAAP)	C	$2,128	$2,200	$2,177	$1,999	$1,645	($72)	(3%)	$483	29%
Less: Noninterest expense (GAAP)	E	1,296	1,240	1,241	1,305	1,106	56	5	190	17
Pre-provision profit (GAAP)		$832	$960	$936	$694	$539	($128)	(13%)	$293	54%
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,128	$2,200	$2,177	$2,030	$1,645	($72)	(3%)	$483	29%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,230	1,197	1,195	1,180	1,058	33	3	172	16
Pre-provision profit, Underlying (non-GAAP)		$898	$1,003	$982	$850	$587	($105)	(10%)	$311	53%
Provision (benefit) for credit losses, Underlying:
Provision (benefit) for credit losses (GAAP)		$168	$132	$123	$216	$3	$36	27%	$165	NM
Less: Notable items		—	—	—	145	24	—	—	(24)	(100)
Provision (benefit) for credit losses, Underlying (non-GAAP)		$168	$132	$123	$71	($21)	$36	27%	$189	NM
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$664	$828	$813	$478	$536	($164)	(20%)	$128	24%
Less: Expense before income tax benefit related to notable items		(66)	(43)	(46)	(301)	(72)	(23)	(53)	6	8
Income before income tax expense, Underlying (non-GAAP)	H	$730	$871	$859	$779	$608	($141)	(16%)	$122	20%
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$153	$175	$177	$114	$116	($22)	(13%)	$37	32%
Less: Income tax benefit related to notable items		(17)	(11)	(13)	(70)	(16)	(6)	(55)	(1)	(6)
Income tax expense, Underlying (non-GAAP)	J	$170	$186	$190	$184	$132	($16)	(9%)	$38	29%
Net income, Underlying:
Net income (GAAP)	K	$511	$653	$636	$364	$420	($142)	(22%)	$91	22%
Add: Notable items, net of income tax benefit		49	32	33	231	56	17	53	(7)	(13)
Net income, Underlying (non-GAAP)	L	$560	$685	$669	$595	$476	($125)	(18%)	$84	18%
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$488	$621	$611	$332	$396	($133)	(21%)	$92	23%
Add: Notable items, net of income tax benefit		49	32	33	231	56	17	53	(7)	(13)
Net income available to common stockholders, Underlying (non-GAAP)	N	$537	$653	$644	$563	$452	($116)	(18%)	$85	19%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q23 Change
		1Q23	4Q22	3Q22	2Q22	1Q22	4Q22			1Q22
							$/bps		%	$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$2,128	$2,200	$2,177	$1,999	$1,645	($72)		(3.28%)	$483		29.39%
Less: Noninterest expense (GAAP)	E	1,296	1,240	1,241	1,305	1,106	56		4.53	190		17.22
Operating leverage									(7.81%)			12.17%
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,128	$2,200	$2,177	$2,030	$1,645	($72)		(3.27%)	$483		29.39%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,230	1,197	1,195	1,180	1,058	33		2.80	172		16.43
Operating leverage, Underlying (non-GAAP)									(6.07%)			12.96%
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	60.90%	56.36%	57.02%	65.27%	67.23%	454	bps		(633)	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	57.84	54.42	54.90	58.16	64.28	342	bps		(644)	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	22.81%	22.92%	23.54%	24.72%	30.26%	(11)	bps		(745)	bps
Noninterest income as a % of total revenue, Underlying	B/D	22.81	22.92	23.54	25.88	30.26	(11)	bps		(745)	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	22.97%	21.16%	21.80%	23.77%	21.70%	181	bps		127	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	23.25	21.37	22.00	23.69	21.70	188	bps		155	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$21,702	$21,276	$22,246	$22,383	$20,981	$426		2%	$721		3%
Return on average common equity	M/O	9.11%	11.56%	10.91%	5.95%	7.65%	(245)	bps		146	bps
Return on average common equity, Underlying (non-GAAP)	N/O	10.01	12.15	11.52	10.06	8.75	(214)	bps		126	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$21,702	$21,276	$22,246	$22,383	$20,981	$426		2%	$721		3%
Less: Average goodwill (GAAP)		8,177	8,171	8,131	8,015	7,156	6		—	1,021		14
Less: Average other intangibles (GAAP)		192	199	228	213	80	(7)		(4)	112		140
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		422	424	424	416	383	(2)		—	39		10
Average tangible common equity	P	$13,755	$13,330	$14,311	$14,571	$14,128	$425		3%	($373)		(3%)
Return on average tangible common equity	M/P	14.38%	18.46%	16.96%	9.13%	11.36%	(408)	bps		302	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	15.80	19.40	17.91	15.45	12.99	(360)	bps		281	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$222,711	$224,970	$225,473	$220,967	$188,317	($2,259)		(1%)	$34,394		18%
Return on average total assets	K/Q	0.93%	1.15%	1.12%	0.66%	0.90%	(22)	bps		3	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	1.02	1.21	1.18	1.08	1.03	(19)	bps		(1)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS
							1Q23 Change
		1Q23	4Q22	3Q22	2Q22	1Q22	4Q22			1Q22
							$/bps		%	$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	Q	$222,711	$224,970	$225,473	$220,967	$188,317	($2,259)		(1%)	$34,394		18%
Less: Average goodwill (GAAP)		8,177	8,171	8,131	8,015	7,156	6		—	1,021		14
Less: Average other intangibles (GAAP)		192	199	228	213	80	(7)		(4)	112		140
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		422	424	424	416	383	(2)		—	39		10
Average tangible assets	R	$214,764	$217,024	$217,538	$213,155	$181,464	($2,260)		(1%)	$33,300		18%
Return on average total tangible assets	K/R	0.97%	1.19%	1.16%	0.69%	0.94%	(22)	bps		3	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/R	1.06	1.25	1.22	1.12	1.06	(19)	bps		—	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	S	483,982,264	492,282,158	495,843,793	495,650,259	423,031,985	(8,299,894)		(2%)	60,950,279		14%
Common stockholders' equity (GAAP)		$22,187	$21,676	$21,132	$22,314	$20,060	$511		2	$2,127		11
Less: Goodwill (GAAP)		8,177	8,173	8,160	8,081	7,232	4		—	945		13
Less: Other intangible assets (GAAP)		185	197	199	211	115	(12)		(6)	70		61
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		422	422	424	422	387	—		—	35		9
Tangible common equity	T	$14,247	$13,728	$13,197	$14,444	$13,100	$519		4%	$1,147		9%
Tangible book value per common share	T/S	$29.44	$27.88	$26.62	$29.14	$30.97	$1.56		6%	($1.53)		(5%)
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	U	485,444,313	493,293,981	495,651,083	491,497,026	422,401,747	(7,849,668)		(2%)	63,042,566		15%
Average common shares outstanding - diluted (GAAP)	V	487,712,146	495,478,398	497,477,501	493,296,114	424,670,871	(7,766,252)		(2)	63,041,275		15
Net income per average common share - basic (GAAP)	M/U	$1.00	$1.26	$1.23	$0.68	$0.94	($0.26)		(21)	$0.06		6
Net income per average common share - diluted (GAAP)	M/V	1.00	1.25	1.23	0.67	0.93	(0.25)		(20)	0.07		8
Net income per average common share - basic, Underlying (non-GAAP)	N/U	1.10	1.32	1.30	1.14	1.07	(0.22)		(17)	0.03		3
Net income per average common share - diluted, Underlying (non-GAAP)	N/V	1.10	1.32	1.30	1.14	1.07	(0.22)		(17)	0.03		3
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	W	$0.42	$0.42	$0.42	$0.39	$0.39	$—		—%	$0.03		8%
Dividend payout ratio	W/(M/U)	42%	33%	34%	57%	41%	900 bps			100 bps
Dividend payout ratio, Underlying (non-GAAP)	W/(N/U)	38	32	32	34	36	600 bps			200 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS
						1Q23 Change
	1Q23	4Q22	3Q22	2Q22	1Q22	4Q22		1Q22
						$	%	$	%
Other income, Underlying:
Other income (GAAP)	$17	$36	$34	($12)	$24	($19)	(53)	($7)	(29%)
Less: Notable items	—	—	—	(31)	—	—	—	—	—
Other income, Underlying (non-GAAP)	$17	$36	$34	$19	$24	($19)	(53)	($7)	(29%)
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$658	$633	$639	$683	$594	$25	4%	$64	11%
Less: Notable items	16	15	17	72	6	1	7	10	167
Salaries and employee benefits, Underlying (non-GAAP)	$642	$618	$622	$611	$588	$24	4%	$54	9%
Equipment and software, Underlying:
Equipment and software (GAAP)	$169	$170	$159	$169	$150	($1)	(1%)	$19	13%
Less: Notable items	4	2	—	6	2	2	100	2	100
Equipment and software, Underlying (non-GAAP)	$165	$168	$159	$163	$148	($3)	(2%)	$17	11%
Outside services, Underlying:
Outside services (GAAP)	$176	$170	$172	$189	$169	$6	4%	$7	4%
Less: Notable items	27	17	20	41	35	10	59	(8)	(23)
Outside services, Underlying (non-GAAP)	$149	$153	$152	$148	$134	($4)	(3%)	$15	11%
Occupancy, Underlying:
Occupancy (GAAP)	$124	$110	$106	$111	$83	$14	13%	$41	49%
Less: Notable items	18	2	2	1	—	16	NM	18	100
Occupancy, Underlying (non-GAAP)	$106	$108	$104	$110	$83	($2)	(2%)	$23	28%
Other operating expense, Underlying:
Other operating expense (GAAP)	$169	$157	$165	$153	$110	$12	8%	$59	54%
Less: Notable items	1	7	7	5	5	(6)	(86)	(4)	(80)
Other operating expense, Underlying (non-GAAP)	$168	$150	$158	$148	$105	$18	12%	$63	60%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		FIRST QUARTER 2023				FOURTH QUARTER 2022				THIRD QUARTER 2022
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$281	$319	($89)	$511	$315	$358	($20)	$653	$319	$334	($17)	$636
Less: Preferred stock dividends		—	—	23	23	—	—	32	32	—	—	25	25
Net income (loss) available to common stockholders	B	$281	$319	($112)	$488	$315	$358	($52)	$621	$319	$334	($42)	$611
Return on average total tangible assets:
Average total assets (GAAP)		$87,558	$78,891	$56,262	$222,711	$88,440	$79,591	$56,939	$224,970	$89,560	$80,067	$55,846	$225,473
Less: Average goodwill (GAAP)		538	763	6,876	8,177	491	804	6,876	8,171	454	801	6,876	8,131
Average other intangibles (GAAP)		115	43	34	192	121	46	32	199	106	38	84	228
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		23	12	387	422	7	4	413	424	6	3	415	424
Average tangible assets	C	$86,928	$78,097	$49,739	$214,764	$87,835	$78,745	$50,444	$217,024	$89,006	$79,231	$49,301	$217,538
Return on average total tangible assets	A/C	1.31%	1.66%	NM	0.97%	1.42%	1.80%	NM	1.19%	1.43%	1.68%	NM	1.16%
Efficiency ratio:
Noninterest expense (GAAP)	D	$889	$331	$76	$1,296	$863	$318	$59	$1,240	$863	$325	$53	$1,241
Net interest income (GAAP)		1,096	597	(50)	1,643	1,106	594	(5)	1,695	1,085	559	21	1,665
Noninterest income (GAAP)		256	201	28	485	256	198	51	505	270	213	29	512
Total revenue (GAAP)	E	$1,352	$798	($22)	$2,128	$1,362	$792	$46	$2,200	$1,355	$772	$50	$2,177
Efficiency ratio	D/E	65.81%	41.47%	NM	60.90%	63.38%	40.18%	NM	56.36%	63.76%	42.04%	NM	57.02%

		SECOND QUARTER 2022				FIRST QUARTER 2022
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$265	$341	($242)	$364	$209	$271	($60)	$420
Less: Preferred stock dividends		—	—	32	32	—	—	24	24
Net income (loss) available to common stockholders	B	$265	$341	($274)	$332	$209	$271	($84)	$396
Return on average total tangible assets:
Average total assets (GAAP)		$88,881	$78,638	$53,448	$220,967	$77,551	$61,118	$49,648	$188,317
Less: Average goodwill (GAAP)		445	731	6,839	8,015	160	120	6,876	7,156
Average other intangibles (GAAP)		74	16	123	213	51	18	11	80
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		6	1	409	416	5	1	377	383
Average tangible assets	C	$88,368	$77,892	$46,895	$213,155	$77,345	$60,981	$43,138	$181,464
Return on average total tangible assets	A/C	1.20%	1.75%	NM	0.69%	1.10%	1.81%	NM	0.94%
Efficiency ratio:
Noninterest expense (GAAP)	D	$881	$308	$116	$1,305	$784	$272	$50	$1,106
Net interest income (GAAP)		995	534	(24)	1,505	857	416	(126)	1,147
Noninterest income (GAAP)		280	221	(7)	494	257	213	28	498
Total revenue (GAAP)	E	$1,275	$755	($31)	$1,999	$1,114	$629	($98)	$1,645
Efficiency ratio	D/E	69.06%	40.78%	NM	65.27%	70.38%	43.32%	NM	67.23%